Exhibit 99.1
                          Letter of Intent


  This letter of intent will confirm the mutual intent of G/O International, Inc., a corporation organized under the laws of Colorado ("G/O"), and SH Celera Capital Corporation, a corporation organized under the laws of Maryland ("SH Celera") in pursuing the reorganization transaction described herein below (referred to hereinafter as the "Reorganization Transaction").


  1. Closing.

  On the date of closing ("Closing"), as defined in the definitive reorganization plan and agreement to be entered into between and among SH Celera and G/O, the parties hereto shall undertake the transactions as set forth herein below.


  2. Tax Consequences.

  No party to this Letter of Intent makes any representation or warranty as to the tax consequences of the transfers contemplated hereby. Each party agrees to obtain and be guided by its own tax advisor. It is the intent of the parties, however, that the transaction contemplated hereby be a tax-free reorganization.


  3. The Reorganization Transaction.

  At the time of Closing of the Reorganization Transaction:

  A. SH Celera shall: (i) assume up to $65,000 of the current liabilities of G/O; (ii) provide G/O with working capital of $50,000; (iii) enter into the Facilities Administration and Operating Services Agreement ("the FA&SO Agreement")as described in paragraph 5 herein below; (iv) commit to issue 486,053 shares of its $0.001 par value per share common stock upon terms set forth in paragraph 7 herein below; and (iv) assign to G/O all of its rights under the Retainer Agreement(s) set forth in Schedule 1 hereto, which by this reference is incorporated herein.

  B. G/O shall: (i) deliver to SH Celera a total of 17,300,744 newly issued post-split shares of its $0.01 par value per share common stock; (ii) transfer to SH Celera a total of 356,999 shares of Waterbury Resources, Ltd., a Cayman Islands company; (iii) enter into the Facilities Administration and Operating Services Agreement as described in paragraph 5 herein below, and (iv) assume the duties set forth in the Retainer Agreements set forth in Schedule 1 hereto and, in connection therewith, undertake providing fee based business consulting services pursuant thereto.

  At the time of Closing of such Reorganization Transaction:

  A. SH Celera will have issued and outstanding a total of not greater than 9,235,000 shares of its $0.001 par value per share common stock. Consequently, the 486,053 shares of SH Celera's common stock issuable to G/O for distribution to its shareholders, as provided in paragraph 7, herein below, will represent 5% of the issued and outstanding shares of SH Celera's common stock as of the Closing.

  B. G/O will have issued and outstanding a total of not greater than 4,325,186 shares of its $0.01 par value per share common stock.
  Consequently, at the conclusion of the Reorganization Transaction, G/O will have outstanding a total of 21,625,930 shares of its common stock, $0.01 par value per share, of which 17,300,744 shares or 80% will be owned by SH Celera and 4,325,186 shares or 20% will be owned by the existing shareholders of G/O, calculated as of the date of Closing.


  4. Reverse Split of G/O Shares, Appointment of New Member to G/O's Board of Directors and Change of Name.

  Prior to the Closing of the Reorganization Transaction, G/O shall have completed the reverse split of its currently outstanding 8,650,372 shares of common stock in the ratio of 1 for 2 resulting in a total of 4,325,186 shares of its $0.001 par value per share common stock being issued and outstanding, on a post-split basis.

  At the time of Closing: (1) Michael Caswell shall resign as a director of G/O and SH Celera shall designate one person to fill the vacancy on G/O's Board of Directors created by such resignation, and (ii) G/O shall change its name to "G/O Business Solutions, Inc."


  5. Facilities, Administration and Operating Services Agreement.

  At the time of Closing of the Reorganization Transaction, SH Celera and G/O shall enter into the FA&OS Agreement, in form and substance mutually agreed upon by each of SH Celera and G/O, pursuant to which SH Celera would provide all facilities, administration and operating services necessary for G/O to conduct a fee based business consulting practice under the trade name of "G/O Business Solutions Inc." The FA&OS Agreement shall provide that SH Celera would be paid a monthly fixed fee of $10,000 per month ("Fixed Fee") and would be reimbursed one half of the monthly salary of Brian Rodriguez (or $4,166 per month) and all of the monthly salary of Dwayne Deslatte (or $6,250 per month) (the "SH Celera Staff Reimbursement") with the balance of cash income generated from such cash fees, after payment of the Fixed Fee and the SH Celera Staff Reimbursement, split equally. The FA&OS Agreement will also provide that any non-cash fees received by G/O, in connection with providing the consulting services, will be distributed directly to G/O's stockholders and, in the case of share compensation received from a client company, shall be distributed by G/O pursuant to a registration of such shares under the 33 Act. Such FA&OS Agreement would remain in effect until the earlier of: G/O successfully raising not less than $2,500,000 in the Contemplated Financing, as set forth in paragraph 6 herein below, or G/O's accumulation of cash reserves equaling not less than one year's projected required operating cash.


  6. G/O's Contemplated Financing.

  Following completion of the Reorganization Transaction, G/O shall undertake to raise, in a private placement, a minimum of $2,500,000 and up to $5,000,000 in equity capital through the sale of its shares of preferred stock with the following rights, duties and preferences (the "Contemplated Financing"): (i) a stated value equal to the price per share paid for the shares of preferred stock plus accumulated and unpaid dividends, (ii) a dividend preference equal to a fixed annual percentage rate (to be determined by our board of directors) multiplied times the stated value of each share of preferred stock, which shall be cumulative and paid before any dividends respecting any other class of shares ("Fixed Rate Dividend") plus a fixed percentage participation in distributions to stockholders, (to be determined by the our board of directors), which shall be paid at the time of any distribution to any of our stockholders, (iii) a liquidation preference equal to the stated value plus any accumulated and unpaid Fixed Rate Dividends, (iv) a securitization of the stated value and a portion of the Fixed Rate Dividend through the purchase and deposit by the Company of a fixed rate financial instrument suitable to the purchaser(s) of the preferred stock, and (v) representation on our board of directors or the right to attend an observe, at the discretion of the majority of the holders of the preferred stock.

  G/O's board of directors shall, subject to the approval of SH Celera, determine the terms upon which such shares of Preferred Stock are sold and the rights and privileges granted to purchasers of the shares of Preferred Stock, including, but not limited to: (i) the price per share, (ii) the granting of conversion features (iii) the fixed dividend rate, (iv) the nature of the securitization including the coverage ratio on the Stated Value and the differential on the dividend rate and (v) the percentage participation in future dividends and distributions to our stockholders.


  7. Issuance of SH Celera Shares.

  SH Celera, upon fulfillment of the following conditions, shall issue a total of 486,053 shares of its $0.001 par value per share common stock to G/O for further distribution of such shares to the shareholders of G/O determined on the date of Closing: (i) G/O shall have a net worth of not less than $2,500,000; (ii) SH Celera shall have: (a) registered its shares of $0.001 par value per share common stock under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "34 Act"), (b) taken such steps as required to qualify its shares of common stock as "Covered Securities" as defined in Section 18 of the Securities Act of 1933, as amended (the "33 Act"), and (c) SH Celera shall have registered the shares of common stock issuable to G/O in the Reorganization Transaction for distribution to G/O's shareholders, determined at the time of the Closing pursuant to the 33 Act. In connection therewith, SH Celera and G/O shall execute and deliver, at Closing, an Undertaking Agreement in form and substance mutually agreed upon by SH Celera and G/O, setting forth the foregoing terms, conditions and undertakings respecting the issuance and distribution of SH Celera's shares of common stock.


  8. Reorganization Agreement.

  It is the mutual understanding of the parties that the contemplated Reorganization Transaction would be conducted pursuant to a mutually suitable Reorganization Plan and Agreement ("Agreement") reflecting the foregoing provisions and including such other ancillary agreements, which, taken together, will include such terms and conditions as are mutually agreed upon among the parties thereto in the course of good faith negotiations and as are usual and customary in transactions of the type contemplated hereby. In connection therewith:


            A. Representations and Warranties. The Agreement to be executed by the parties shall contain customary and usual representations and warranties by the parties, and the principal executive officer of each of the parties shall certify these representations and warranties "to the best of their personal knowledge and information."

            B. Further Terms. The Agreement to be executed by the parties shall provide for the examination and inspection of the books and records of each of the parties prior to Closing; the delivery no later than ten days prior to the date of Closing of customary schedules listing each party's material contracts; real and personal properties; pending, threatened and contemplated legal proceedings; employees; assets and liabilities, including contingencies and commitments; and other information reasonably requested. Each of the parties shall provide audited financial statements consisting of a balance sheet and a related statement of income for the period then ended, which fairly present the financial condition of each as of their respective dates and for the periods involved, and such statements shall be prepared in accordance with generally accepted accounting principles consistently applied or upon such other basis as the parties shall mutually agree and for the periods mutually agreed upon among the parties.

                 The Agreement shall contain customary and usual indemnification and hold harmless provisions.

            C. Conditions Precedent. In addition to the foregoing terms, the Agreement would contain the following conditions precedent:

                 (i) Counsel for G/O shall have completed a review of SH Celera and counsel for SH Celera shall have completed a review of G/O.

                 (ii) SH Celera and G/O shall have performed, in all material respects, all of their obligations under the Agreement. All of the statements, representations and warranties contained in the Agreement shall be complete and true in all material respects.

                 (iii) No material adverse changes shall have occurred in the business, properties and assets of SH Celera or of G/O, other than changes set forth in the Agreement or occurring in the ordinary course of business.

                 (iv) G/O shall have completed the reverse split of its 8,650,372 shares of $0.01 par value per share common stock currently outstanding, in the ratio of 1 for 2, resulting in a total of 4,325,186 shares, post-split, issued and outstanding.

                 (v) SH Celera shall have completed the reverse split of its 18,470,000 shares of $0.001 par value per share common stock currently outstanding, in the ratio of 1 for 2, resulting in a total of 9,235,000 shares post-split, issued and outstanding.

            D. Simultaneous or Subsequent Conditions. In addition to the foregoing terms and conditions precedent, the Agreement will contain the following conditions that shall occur either simultaneous with the Closing of the contemplated Reorganization Transaction or within 45 days thereafter:

                 (i) Michael Caswell shall resign as a director of G/O and SH Celera shall designate one person to fill the vacancy on G/O's Board of Directors created by such resignation. In connection therewith, G/O shall file the appropriate notices under Section 14(f) of the 34 Act; and

                 (ii) Each of SH Celera and G/O shall execute and deliver the FA&OS Agreement and G/O shall commence, through the FA&OS Agreement, providing fee based business consulting services under the trade name G/O
                 Business Solutions, Inc.; and

                 (iii) SH Celera and G/O shall execute and deliver the Undertaking Agreement respecting the issuance of the SH Celera shares to G/O for further distribution to G/O's shareholders pursuant to a registration under the 33 Act; and

                 (iv) G/O shall transfer to SH Celera a total of 356,999 shares of Waterbury Resources, Ltd.; and

                 (v) SH Celera shall assign and transfer to G/O all of its right title and interest in those Retainer
                 Agreements set forth in Schedule 1 hereto and G/O shall assume all duties thereunder; and

                 (vi) G/O shall change its name to "G/O Business
                 Solutions, Inc.;" and

                 (vii) G/O shall commence providing the fee based business consulting services under the trade name "G/O
                 Business Solutions, Inc."; and

                 (viii) G/O shall undertake the Contemplated Financing.


  9. Restricted Shares.

  It is understood that: (i) the shares of G/O to be issued to SH Celera, and
  (ii) the share of Waterbury to be transferred to SH Celera in the Reorganization Transaction shall be issued and/or transferred by G/O under the exemption from registration provided for under Section 4(2) of the 33 Act. Consequently, such shares may be "restricted shares" as such term is defined under Rule 144 of the 33 Act and appropriate legends shall be placed upon certificates and stop transfers shall be placed in the stock records of G/O and Waterbury. In addition, prior to the transfer of any of the G/O shares or the Waterbury shares, SH Celera, through execution of appropriate subscription forms, will be required to confirm its intention to acquire the shares of G/O and/or Waterbury for investment and not with a view for resale or distribution.


  10. Negotiations with Third Parties.

  In consideration of the undertaking by each of SH Celera and G/O of the substantial legal, accounting, and other expenses incident to its further investigation of each other's finances and operations and the preparation of the Agreement and the ancillary agreements, each of SH Celera and G/O agree that, until 180 days following the execution and delivery of this Letter of Intent, each will refrain from entering into or pursuing any arrangements or negotiations with any other party relative to the merger, acquisition or reorganization of their respective company with or into any other party.


  11. Expenses.

  SH Celera shall be responsible for the legal expenses incurred by G/O in connection with the completion of the Reorganization Transaction, not to exceed $25,000.


  12. Professional and Advisory Fees.

  Each of the parties represent and warrant that, except as to the foregoing fees, they have not authorized any broker, finder or agent to represent them in connection with the negotiations of this transaction and each agrees to hold the other harmless from any other claim, commission, finder's or broker's fee because of any act, omission, or statement of either party pertaining to the proposed transaction.


  13. Binding Effect.

  The parties acknowledge that their mutual intent to proceed with the Reorganization Transaction is subject to several preconditions. This letter shall not constitute a legal obligation between them, except as to paragraphs 10 and 11 hereof and no party hereto shall have any obligation of any kind to consummate the transaction contemplated hereby until and unless the various documents contemplated hereby are authorized, executed, and delivered. Each party agrees to exercise good faith and its best efforts to complete the Reorganization Transaction as contemplated hereby.


  14. Counterpart Signature.

  This Letter of Intent may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which, together, shall constitute one and the same instrument.




  Affirmed and Agreed to this 26th
  day of June, 2006 by
  G/O International, Inc., a
  Colorado corporation


  By/s/Brian Rodriguez
  Brian Rodriguez, President



  Affirmed and Agreed to this 26th
  day of June 2006 by SH Celera Capital
  Corporation, a Maryland corporation
  By /s/George Jarkesy
  George Jarkesy, President
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                             Schedule 1

                Retainer Agreements Assigned to G/O

  At the time of Closing, SH Celera shall assign to G/O through an Assignment, Assumption and Confirmation Agreement, in form and substance agreed upon between the parties, all right title and interest in those Retainer Agreements set forth herein, below, subject to G/O executing all undertakings as required therein, to wit:


  1. The Retainer Agreement dated June 16, 2006 between and among SH Celera Capital Corporation, HoustonPharma, Inc., and the Principal Shareholders of HoustonPharma.

  2. The Retainer Agreement dated June 9, 2006 between and among SH Celera Capital Corporation, on the one hand, and X-tra Light Manufacturing, Inc. ("XM"), X-tra Light Services LLC ('XS") and the Principal Members of XS on the other hand.
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